Exhibit 99.2

Principal Financial Group® Cuprum Acquisition Announcement October 8, 2012

FORWARD LOOKING STATEMENTS Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, market growth, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended Dec. 31, 2011, and in the company’s quarterly report on Form 10-Q for quarter ended June 30, 2012, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation:  adverse capital and credit market conditions may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; continued difficult conditions in the global capital markets and the economy generally; continued volatility or further declines in the equity markets; changes in interest rates or credit spreads; the company’s investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company’s valuation of securities may include methodologies, estimations and assumptions that are subject to differing interpretations; the determination of the amount of allowances and impairments taken on the company’s investments requires estimations and assumptions that are subject to differing interpretations; gross unrealized losses may be realized or result in future impairments;  competition from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company’s financial strength or credit ratings; inability to attract and retain sales representatives and develop new distribution sources; international business risks; the company’s actual experience could differ significantly from its pricing and reserving assumptions; the company’s ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends or distributions Iowa insurance laws impose on Principal Life; the pattern of amortizing the company’s DPAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; the company may need to fund deficiencies in its “Closed Block” assets that support participating ordinary life insurance policies that had a dividend scale in force at the time of Principal Life’s 1998 conversion into a stock life insurance company; the company’s reinsurers could default on their obligations or increase their rates; risks arising from the company’s ability to obtain regulatory approval and consummate the acquisition of AFP Cuprum S.A. and from other acquisitions of businesses; changes in laws, regulations or accounting standards; a computer system failure or security breach could disrupt the company’s business, and damage its reputation; results of litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; fluctuations in foreign currency exchange rates; and applicable laws and the company’s stockholder rights plan, certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests.  2 Posted on PFG website on 10/8/2012

Transaction Highlights The Principal ® has signed a definitive agreement to acquire AFP Cuprum S.A..  The agreement requires Empresas Penta S.A. and Inversiones Banpenta Limitada (private Chilean holding company) to sell their 63% share ownership in Cuprum pursuant to a public tender offer, that will also include the remaining 37% of publicly traded shares. Cuprum is a leading provider of mandatory and voluntary pension products in Chile Transaction is expected to close first quarter 2013, upon receipt of customary regulatory approval in Chile Purchase price will be paid in local currency Based on current exchange rates(a) purchase price for 100% of Cuprum is approximately $1.51B, subject to adjustment for pre-closing dividends (a) See appendix for exchange rates. 3 Posted on PFG website on 10/8/2012

Cuprum:  A Compelling Transaction Accelerates execution of our stated strategy Acquisition of a marquee franchise in a high-growth market Solidifies our position as a leading pension and retirement services specialist in Latin America with a unique “Pensions Inc.” platform (from hire through retire) Business that The Principal knows how to manage and integrate Attractive financial returns including enhanced growth and immediate accretion to EPS and ROE 4 Posted on PFG website on 10/8/2012

Accelerates Execution of Our Stated Strategy Posted on PFG website on 10/8/2012

Accelerating Our Strategy

Opportunity	Year Announced	Achievement
CuprumAFP	2012[(a)]	✓ Complete offering in Chile with marquee pension and savings franchise
Claritas	2012	✓ Entry into Brazil mutual fund and asset management market
Origin	2011	✓ Enhance global equity investment capabilities
Finisterre Capital	2011	✓ Establish leadership in emerging markets fixed income investing
HSBC Afore	2011	✓ Solidify position as a leader in Mexican Afore market
BrasilPrev	2010	✓ 23 year extension of successful JV with Banco do Brasil

- **Emerged from financial crisis in a position of strength and flexibility**
- **Executing on our strategy to increase our global footprint and fee-based earnings**

(a) Transaction pending.

Posted on PFG website on 10/8/2012

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Principal Financial Group

Established and Targeted Presence in Emerging Markets

- Transaction is representative of our accelerated execution of focused expansion in defined contribution, retirement and related products in markets well known to The Principal



Mexico (1993)
- Annuities, Mutual Funds, Pensions
- AUM of $9.9B
- Wholly owned

Existing Chile (1995)
- Annuities, Mutual Funds, Pensions
- AUM of $5.2B
- Wholly owned

Cuprum (2012)
- AUM of $32.1B
- Mandatory Pensions and Voluntary Pensions
- To be wholly owned

Brazil (1999)
- Annuities, Pensions, Mutual Funds, Asset Management
- **Brasilprev** – a 25% owned joint venture with Banco do Brasil
  - AUM of $30.6B
- **Claritas** – 60% indirectly owned mutual fund company
  - AUM of $1.7B

India (2000)
- Asset Management, Mutual Funds
- AUM of $0.6B
- 65% owned joint venture with Punjab National and Vijaya Banks

Malaysia (2003)
- Conventional & Islamic Asset Management, Mutual Funds
- AUM of $8.7B
- **CIMB-Principal** – 40% owned joint venture with CIMB Group

Singapore (2006)
- Asset Management
- AUM of $0.3B
- Wholly owned subsidiary of Malaysian JV

China (2005)
- Asset Management, Mutual Funds
- AUM of $8.3B
- **CCB-Principal** – a 25% owned joint venture with China Construction Bank

Hong Kong (1996)
- Asset Management, Mutual Funds, Pensions
- AUM of $2.7B
- Wholly owned

Thailand (2010)
- Asset Management, Mutual Funds
- AUM of $0.7B
- Wholly owned subsidiary of Malaysian JV

Indonesia (2007)
- Asset Management, Mutual Funds
- AUM of $0.2B
- Wholly owned subsidiary of Malaysian JV

Principal Financial Group

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Note: AUM as of 6/30/2012.

Posted on PFG website on 10/8/2012

Acquisition of Cuprum is in line with previously stated expansion strategy Pensions Mutual Funds Asset Mgmt Annuities Brazil Chile Mexico China Hong Kong India Malaysia/South East Asia = Where we have a product offering today = Targeted expansion Source:  Data from Cerulli includes Brazil, Chile, Mexico, China, Hong Kong, India and Malaysia. Our targeted markets represent a $3.5 trillion  opportunity Targeted Markets Going Deeper & Broader Into Existing Countries 8 Posted on PFG website on 10/8/2012

Principal International increases to 23% of pro forma operating earnings Increases diversification of earnings across markets, geographies and currencies Greater Diversification of  Earnings and Positioning for Growth Standalone – TTM 2Q 2012 Pro Forma – 2012 Operating Earnings by Business Segment Note:  Results exclude corporate segment. Pro Forma assumes any new debt issued will be reflected in corporate segment. TTM = trailing twelve months 9 Posted on PFG website on 10/8/2012

Acquisition of a Marquee Franchise in a High-Growth Market Posted on PFG website on 10/8/2012

Cuprum: The Marquee Pension Franchise in Chile…

Top Mandatory Pensions Provider in Chile

- Mandatory pension (#4 by AUM, $30.3b; #4 by total number of customers)
- Voluntary pension ($1.3b)
- Voluntary non-pension (#1 by AUM, $0.5b)
- Highly effective distribution network
  - 599 agents
  - 32 branches (3 in Santiago)
- Best customer base in the industry
  - #1 average monthly salary per customer in Latin America of $2,135 – 83% above Chilean average
  - #1 average contributor balance (~$72,000) in Latin America
  - #1 active contributor to customer ratio in the system (72% vs. 52%)
  - #1 in net customer transfers

Taxable Salary/ Contributor ($ per year)



25,140
14,373
14,048
11,087
9,403
8,906
13,826
CuprumAFP
Habitat
Capital
Provida
Plan Vital
Modelo
Market Average

Annual Fee Income per Contributor ($)



414
250
223
215
201
83
231
CuprumAFP
Planvital
Capital
Habitat
Provida
Modelo
Market Average

AUM per Contributor ($)



71,668
34,651
33,930
26,894
26,292
2,230
32,611
CuprumAFP
Capital
Habitat
Planvital
BBVA
Modelo
Market Average

Source: Company information, Broker research, Superintendencia de Pensiones.

Note: All figures as at Q2 2012. "Customer" refers to mandatory pension account holders (in Chile also referred to as "affiliates").

Posted on PFG website on 10/8/2012

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...With Leading Market Share Momentum Source:  Company information, Broker research, Superintendencia de Pensiones. Note:  All figures as at Q2 2012.  (a) Basis points change in percentage market share, by total AUM and by total customers. Market Share Gains Since June 2010 (bps)(a) By AUM By Customers Top 4 represent 97% of market share by AUM 12 Posted on PFG website on 10/8/2012

Uniquely Positioned Across Latin America as the High-Income Platform Source:  Company information, Broker research, Superintendencia de Pensiones. AUM per Customer vs. AUM AUM per Customer (US$ in 000’s) AUM (US$bn) $52,000 of AUM per customer $72,000 of AUM per actively contributing customer 13 Posted on PFG website on 10/8/2012 CuprumAFP Sura Habitat BBVA Planvital Profuturo (Mexico) (Mexico) Banamex Profuturo (Peru) Skandia 0 10 20 30 40 50 60 0 10 20 30 40 50 Chilean AFPs Other LatAm (Mexico) (Peru)

6 Months Ended June 30, 2012 Standalone Summary Financials ($millions) Observations Strong cash flow, low capital requirements  and high ROE business Fees primarily based on salary-based contributions/deposits, not AUM High margin business with scalable expense structure Limited regulatory capital requirements Simple Fee-Based Model with Strong Margins and Cash Flow Source:  Company information. (Chilean IFRS Accounting Basis) $ $ 14 Posted on PFG website on 10/8/2012 Fees and Other Revenue $105 Expenses ($39) Net Income Before Tax $65 Tax ($11) Net Income (6 Months) $54 % of Revenue 52% Assets Under Management $32,110 Total Assets on Balance Sheet 363 Standalone Shareholders' Equity 237

Attractive Industry in an Attractive Country Chile has a proven mandatory DC pension system System in place since 1981 Employees required to contribute a fixed percentage of their monthly salary Mandatory pension providers charge fees as a percentage of salary levels (not AUM based) Double digit growth business supported by fast-growing underlying Chilean economic growth and expansion of employee base covered by the system Recently expanded to include the self-employed Mandatory pensions providers best positioned to capture voluntary opportunity Cuprum is the best positioned among mandatory providers Well-Developed and Growing Pension Industry Growing Chilean Economy Chile has a growing, stable and highly rated economy Chile has significant financial assets (with a positive trade balance and $40bn of international reserves(a)) Chile is a leading Latin American economy with GDP of approximately $14,000 per capita(b) Strong credit outlook (S&P and Fitch rated A+; Moody’s rated Aa3) (c) Attractive economic growth prospects (both historical projected)  Chilean real annual GDP growth expected to exceed 4% annually for 2012-2014(b) Chilean average real GDP growth from 2001-2011 was 4.4%(b) Track record of sustainable emerging market growth with developed market stability (a) Source: Chilean Central Bank, as of September 2012. (b) Source: IMF, World Economic Outloook (April 2012). (c)  Based on Moody’s report published on 6/1/2012, S&P foreign currency sovereign rating as at 3/14/2012, and Fitch report published on 2/8/2012. Posted on PFG website on 10/8/2012 15

The Chilean Pensions System Has Experienced Exceptional Historical Growth Source:  Superintendencia de Pensiones (Chile), IMF World Economic Outlook. (a)  Real GDP growth of 4.4% plus inflation of 3.3%. Chilean AFP System AUM 1981 - June 2012 CAGR: 43.3% in CLP 32.0% in US$ Annual Growth Over Last 10 Years Chilean AFP AUM 11.7% Chilean Nominal GDP(a)                   7.7% 16 Posted on PFG website on 10/8/2012 AUM (Chilean Peso (CLP) bn)

Business 2010-2015E Pension Accumulation Brazil(a) Chile (mandatory)(b) Chile (voluntary)(a) Mexico(a) 14% 12% 14% 16% Mutual Funds(a) Chile Mexico  20% 17% Business 2010-2012E(b) Institutional Asset Mgmt Chile 12% Payout Annuities Brazil Chile  14% 10% (a) Source: Cerulli Quantitative Update: Global Markets 2011. (b) Source: Internal estimates. Fueled by Middle Class And Emerging Affluent Growth Strong Market Growth Expected for Chile and Principal’s Other Businesses in Latin America 17 Posted on PFG website on 10/8/2012

Solidifies Our Position as a Leading Pension and Retirement Services Specialist in Latin America Posted on PFG website on 10/8/2012

Entered Chile in 1995 Historically not a participant in mandatory pension market Leader in mutual fund, pension and savings products Leader in payout annuities Transaction Creates Enhanced Product Offering in the Chilean Market Combined Companies Are More Than Sum Of The Parts Leader in mandatory and voluntary pension market Highest quality affluent customer base in Latin America  Offering of complete full-service pension platform Proven and substantial proprietary distribution platform in Chile Leadership position in all channels—mandatory, voluntary and payout Part of Principal’s plan to build a “Pensions Inc.” platform and to increase footprint in Latin America + Chile 19 Posted on PFG website on 10/8/2012

Comprehensive Retirement Platform Together Principal Financial Chile and Cuprum completes the full spectrum of products for a comprehensive “hire through retire” approach to the market TOGETHER PRODUCTS: Mandatory Pension Voluntary Pensions: AFP Fund Based Mutual Fund Based Mutual Funds Payout Products: Annuities Based Structured Payout Life (Accumulation) DISTRIBUTION: Brokers & Independent Agents Retail Alliances Proprietary Sales Force Source: Company information. Chile 20 Posted on PFG website on 10/8/2012

Principal in Latin America

- Latin America is a strategically important market for Principal
- With $80bn in pro forma AUM across Latin America, Principal is one of the largest pension specialists and asset managers in the region

	CHILE	MEXICO	BRAZIL
CORE PRODUCTS	■ Mandatory pensions ■ Voluntary, qualified individual retirement ■ Voluntary, qualified group retirement ■ Payout annuities ■ Mutual funds	■ Mandatory individual pre-retirement pension ■ Retail mutual funds	■ Defined Contribution accumulation products for individuals & employer groups ■ Corporate DC plans ■ Mutual funds
AUM[a]	$5.2bn + $32.1bn from Cuprum	$9.9bn	$32.3bn
CUSTOMERS [a]	150k + 621k from Cuprum	4.0m	1.4m[b]
RANKING / MARKET SHARE[a]	■ #4 in mandatory pensions ■ #1 in mandatory pensions for high income segment ■ #1 in voluntary products ■ Top 5 in annuities business	■ #6 in Afore market by AUM (6.6%) (a) ■ #5 in Afore market by customers (8.3%) (a)	■ #3 by AUM (19.4%)[b]

[ ] = Impact of Cuprum Acquisition

Source: Company information, CONSAR (National Commission for the Retirement Savings System), FENAPREVI (National Federation of Retirement and Life Insurance).

Note: TTM = trailing twelve months as of 6/30/12.

(a) As at 6/30/12.

(b) Figures reflect BrasilPrev only.

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Posted on PFG website on 10/8/2012

Principal Financial Group

Business that Principal Knows How to Manage and Integrate Posted on PFG website on 10/8/2012

Low Execution Risk Strength of Cuprum High quality franchise and management – not a turnaround story Stable underlying fee business with limited balance sheet exposure/requirements Majority of revenue base not directly tied to equity markets Principal’s Experience in Chile and Latin America Long-tenured senior management team with a track-record of successfully executing Latin American acquisitions Completed over 10 successful transactions in Latin America since the late 1990s Existing Latin America senior management team based in Chile Post-Acquisition Integration Seamless transition – business does not have to be extracted from another organization Near-term strategy in place for: Implementation of robust risk management framework of Principal Leveraging information technology systems Continue strong branding and customer and agent retention strategies Retention plans in place Strong cultural fit 23 Posted on PFG website on 10/8/2012

Established Relevant Acquisition Experience

- The Principal management team has deep experience in successfully executing transactions in Latin America and the asset management industry

	Latin America	Asset Management
M&A	• **1997 – BanRenta Compania de Seguros de Vida S.A. (Chile)** • **1998 – El Roble Cia (Chile, from Santander)** • **1999 – Andueza y Cia, Agentes de Mutuos Hipotecarios (Chile)** • 2002 – Zurich Afore S.A. de C.V. (Mexico) • **2002 – Tanner Mutual Funds (Chile)** • 2003 – Genera Mutual Funds (Mexico) • 2003 – Afore Tepeyac S.A. de C.V. (Mexico) • 2011 – HSBC Afore S.A. de C.V. (Mexico) • 2012 – Claritas Administração de Recursos Ltda. (Brazil) • **2012 – Administradora de Fondos de Pensiones Cuprum S.A. (Chile)**	• 2001 – Spectrum Asset Management • 2002 – Benefit Consultants Inc. • 2003 – MW Post • 2004 – Dao Heng Fund Management (Hong Kong) • 2005 – Columbus Circle Investors • 2006 – Washington Mutual Funds/WM Advisors • 2007 – Morley Financial Services Inc. • 2011 – Finisterre Capital • 2011 – Origin • 2012 – Claritas Administração de Recursos Ltda. (Brazil)
JVs	• 1999 – BrasilPrev JV • 2010 – BrasilPrev JV extension	• 1999 – Principal Asset Mgmt Co (India) • 2003 – CIMB-Principal (Malaysia) • 2005 – CCB-Principal (China) • 2008 – CIMB-Principal Islamic (Malaysia)
Entered Market	• **1995 – Chile** • 1997 – Mexico • 1999 – Brazil	

Principal Financial Group

Note: Bold denotes Chile transactions.

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Posted on PFG website on 10/8/2012

Attractive Financial Returns Posted on PFG website on 10/8/2012

Attractive Financial and Value Proposition Transaction valuation of approximately 13x our estimated 2012 standalone net income(a) and approximately 12x our estimated 2013 standalone net income(a) Favorable valuation for a high growth business Attractive multiple relative to precedent transactions Transaction will be financed with a combination of excess capital and debt Expect current Moody’s and S&P ratings to be affirmed Expect to maintain long-term capital deployment strategy of balancing dividends, opportunistic share repurchases and strategic M&A Immediately accretive to both earnings per share and return on equity Mid-teens unlevered IRR to The Principal 26 (a) Chilean IFRS accounting basis Posted on PFG website on 10/8/2012

Financing Approach Hedging strategy between signing and closing Expect to raise part of required financing in Chilean currency Expect to implement hedging for remainder of purchase price between signing and closing Financing Source Potential Amounts ($bn) Excess Capital $0.4 Cash Proceeds from September 2012 U.S. Bond Issuance 0.6 Debt Issued and Assumed from Cuprum (U.S. or Chilean) 0.5 Total Purchase Price $1.5 27 Posted on PFG website on 10/8/2012

Financial Impact

Illustrative example assumes:

- 03/01/2013 closing
- Debt financing in place
- Excludes one-time closing costs

	2013E (10 months impact)	2014E (Full Year Impact)
Estimated Standalone GAAP Net Income	$109	
Purchase Accounting and Other Adjustments	(30) [(a)]	
– Identifiable customer intangibles approximately 35% of excess purchase price		
Incremental Financing/Opportunity Cost	(47)	
Net Income After Adjustments (Before One-Time Items)	**$31[(b)]**	**$49**
Accretion vs. Consensus EPS Estimates[(c)]	**~3%**	**~5%**
Return on Equity Accretion	**+~40 bps[(d)]**	**+~40 bps**

Source: Company information, Bloomberg (October 5, 2012).
(a) Estimated useful life of 20 years with accelerated amortization.
(b) Excludes one-time costs related to transaction expenses, retention and marketing (~$20mm after-tax).
(c) Consensus EPS estimates for Principal are Bloomberg median estimates as of October 5, 2012: $3.30 for 2013E and $3.71 for 2014E.
(d) Annualized impact.

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Posted on PFG website on 10/8/2012

Principal Financial Group

Appendix Posted on PFG website on 10/8/2012

Exchange Rate Assumptions The exchange rates assumed herein are based on current spot rates as reported by the Central Bank of Chile at October 5th, 2012 USD/CLP rate of $1/CLP472.76 (Central Bank of Chile Dolar Observado) UF/CLP rate of UF1/CLP22,598.58 (Unidad de Fomento, an inflation-adjusted unit of measure) 30 Posted on PFG website on 10/8/2012